Y , 4 1 2019 RY A U R B E F 2019 INSURANCE CONFERENCE 2019 INSURANCE OF BANK AMERICAMERRILLLYNCH FINANCIAL SERVICES FORUM 2019 CREDIT SUISSE GROUP, INC. SELECTIVE INSURANCE PAGE 1

insuranceindustry. cautionedare toplace undue Investors notreliance these non on betweenandquartersindustry withourcompetitors. These non useful. Wehave consistently provided these financial in measurementspreviouscommunicationsinvestor aso they have consis < pursuantto Regulation G are available inour Annual Report10Form on operatingandincome,” “non This presentationincludesalso certain non statements detail inSelective’spublic filings with the United Securities States Exchange and Commission. We obligation undertakeno t couldthatcauseinFactorsactualestimated ourforw resultsthoseor byus to differ projected, forecasted,materiallyfrom expectationsour expressed in forward lookinginvolve statements knownresultinunknown may differing andmateriallythat uncertainties, andfactors risks, other forward for Reform 1995(“PSLRA”). of Act The PSLRA Securitiesprovidesaunder safethe harbor as1933,amended, the ofandAct Securit are “forwardinformationwethatstatementsreferenceother presentation,makecertainIn this and www.selective.com SAFE - looking statements that relate to our intentions,o eventsto ourprojections,relatelooking thatfuture beliefs,of statements or forecasts estimations, – whether as a result of new information, future events or otherwiseeventsnewofwhetheras a information,futureor result HARBOR > under “Investors/Reports, Earnings“Investors/Reports,> underPresentations.”and We believe andinterested investorspersonsfind otherthese measur - GAAPequity.”on operatingreturn Definitions these non of STATEMENT - looking statements will prove to be correct. lookingwillstatementscorrect. to be prove - GAAP financialwithin measures the meaningRegulationof G, including “non - GAAP however,measures, notbe tosimilarly comparablemay titled - K and our SupplementalK and our Package,which Investor fou can be – otherasthe securitieslawsthan federal may - GAAP inmeasures assessingoverall our fin - GAAP andmeasures areconciliation to th - looking statements” asdefine statements”looking - GAAP oper ard r our future financialfuture ourr performance. Forward act o p - lookingare discussedstatementsfurther in ualWe results. can give no assurancethat ubliclyany updateorreviseforward require. d in thed Private SecuritiesLitigation ten ancial performance. ies e most comparablemost eGAAP figures t basis for comparingbasisourt results for ating earningsating“nonper share,” nd on ourndwebsite on measures usedmeasuresthe outsideof Exchange 1934, Act asamended,of eme nts beneficial andnts - - looking GAAP - PAGEPAGE 22

OVERVIEW PAGE 3 PAGE 3

* Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain noncertainregarding detail furtherfor this presentation of 2 page ReferHarbor“Safe* on to Statement” StateFootprint 27 NON - GAAP OPERATING (asof 2/8/19) $3.8B Market Cap Market A EXECUTION SUPERIOR OF RECORD TRACK 35 th ROES* Superior ExecutionSuperior company based on 2017 NPW largest property and casualty insurance Yearsof Strengthand IN RECENT YEARSHAVE BEEN IN LINE WITH LONG 90+ - GAAP financial measur financial GAAP Financial es. es. $2.5B (up 6% Y/Y) 2018 NPW CombinedRatio 95.0% 2018 GAAP2018 - TERM TARGETS Investment IncomeInvestment $160M (up 35% Y/Y) 2018 A/T PAGE 4

OUR SUSTAINABLEOUR COMPETITIVE ADVANTAGES . . . Truewith value franchise “ivy league” distribution“ivy league” of8.7/10 ratingsatisfaction overall Agent growth profitablefor opportunitysignificantPresents retentionandofpricing effectivemanagementEnables partners . . Unique field model enabledmodel field Unique by sophisticated tools and tools sophisticatedby data analytics data excellentand capability Agile specialists managementclaims,safetyand Locally - based underwriting,based technology . . . best experience delivered by delivered experience Value engagement customer Increased experience 24 for holisticsolution Developing - Superior customer Superior hour omni hour - - in added services added - class employees class - channel shared channel PAGE 5

Over SUPER REGIONALSUPER COMPANY NATIONALWITH CAPABILITIES Standard Standard Commercial 1,320 (79% of 2018 27 States and D.C. distribution partners NPW ) Over 720 (12% (12% of 2018 Standard Standard Personal distribution partners 15 States NPW ) 90 wholesale wholesale distribution partners (9% (9% of 2018 All 50 E&S States NPW ) PAGE 6

100% 105% 110% reserve development Underlying 85% 90% 95% PERFORMANCE OPERATINGEXCELLENT GAAP GAAP combinedratio excludes catastrophe losses and prior year casualty 95.2% 95.8% 2014 HistoricalGAAP Combined Ratios 2015 2016 * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain noncertainregarding detail furtherfor this presentation of 2 page ReferHarbor“Safe* on to Statement” Reported Combined Ratio Underlying Combined Ratio 2017 2018 92.0% 2019E 95.5% . . . Full Year 2018 Highlights: . . . . Non a year ago After Consolidated combined ratio of 95.0% 3.0%after Focus onmanaging Underwriting and line with expectedclaim inflation Achievingpure renewal written price increasesin - - GAAP operating tax net investment income up 35%from (excluding catastrophe losses) 2019 guidance is for a 92.0% - GAAP financial measur financial GAAP - tax bookyieldon fixed income portfolio GAAP combined ratio claims expenses es. es. ROE* improvement PAGE 7 of 12.5% PAGE 7

SUMMARYOF OPERATIONSOUR . . . (79% of NPW): A Profit Engine outcomes claims and enhanced business mix ≥ pricing include profitability of Drivers improvement needs auto liability; commercial andgeneralcompensation in profitability yearcalendar Strong A ondisciplined growth focus Commercial Lines claim claim trends, inflation improvement, improvement, workers . . . hedge for CAThedge for losses participant Program National Flood Insurance largest Fifth margins auto personal help to shift business mix and increases price Earned CATpoints) (~14 year normal a in ratio combined Targetinghomeowners90% a Personal Lines (12% of NPW) “Write Y ; partial partial ; our O wn ” . . . improvements and claim outcome challenged exiting segments price targeted through improvement Margin mix product light” “E&S conditions market top ratio; combined ontarget Focus Excess &Surplus (9% of NPW) - line will will depend on line increases; increases; PAGE 8

OUR STRATEGIC INITIATIVES PAGE 9 PAGE 9

Standard commercial linesrenewal pure 2019 STRATEGICINITIATIVES EXPECTED EXPECTED CLAIM price increasesthat match or exceed PRICE INCREASES ≥ expected claim inflation trends INFLATION GEO New hub established in - EXPANSION the Southwest CONTINUED PROFITABLE GROWTH market share Executeon strategy of growing experiencestrategy Continue to enhanceour customer CUSTOMER SERVICE S TRONG PAGE 10PAGE 10

CLIPS: Willis CLIPS: Willis figuresmonth Towers nine on Watson Commercial based CLIPS dataInsurance Pricing 2018Survey;Lines Renewal Pure Price (%) -2.0% 2.0% 6.0% PRICE INCREASES HAVEINCREASES PRICE CONSISTENTLY INDUSTRY OUTPERFORMED 0.9% 2009 79% 0.3% 2010 SIGIPricing 2011 2012 7.6% CLIPS Pricing 2013 5.9% 2014 2015 SIGIRetention 2016 Renewal pure price increasesof expected≥ 2017 3.5% inflation inflation marginimprovement 2018 83% 2.3% 76% 80% 84% 88% Retention (%) Retention . . . o o o Ability to get appropriate price enabled by: price enabledappropriate getAbility to 3.3%averaging price increasepure renewalJanuary expected since indexCLIPS exceeded increaseshave Commercialpricelinespure renewal Culture of underwriting disciplineunderwritingofCulture data actionableandtools Sophisticated relationshipspartnerdistribution Strong 2009, and are tracking in areand 2009, claim inflation PAGE 11 trends claim line withline PAGE 11

A PORTFOLIO TO UNDERWRITINGAPPROACH . . Granular and account retention and rate Portfolio management approach yieldshigher Strong focus on developing tools and o o o o technologies that enable more Hazard andsegment consideration Pricingdeviation Relative loss frequency andseverity Predictivemodeling efficientdecision making - specific pricingspecificincluding: *As of *As of December 31, 2018 Renewal Pure Price Commercial Commercial Lines Pricing By Retention Group 12% 0% 3% 6% 9% Average Above 49% CLAS Pure Rate Average 25% % of Premium of % Average Below 15% % Premium% Renewed Low 8% Very Low 3% 65% 75% 85% 95% Point of Renewal Retention Retention Renewal of Point PAGE 12

$2.5B $0B TARGETINGSHARE GEO MARKET AND THROUGH GROWTH 2000 Historical Historical Premiums Net Written 2002 2004 Successful trackrecordof cycle management profitable and growth Managed Premium Volume Premium Managed 2006 During Soft MarketDuringSoft 2008 2010 2012 2014 2016 2018 COMMERCIAL LINES GROWTH DRIVERS: . . . . New products and M&A andNew products Geo marketsinexisting share Targetofappointments partnersdistributionexisting Targetofgrowing getting to Additionalopportunity NPW > $2B by - expansion (5 new states)new(5 expansion share in existingfootprint 3%commerciallines market share of wallet to 12% with12% toofwallet share to represent 25%torepresent - EXPANSION PAGE 13 HIGHER LOWER LOWER RISK RISK PAGE 13

DELIVER AOMNI SUPERIOR . . . business hit ratios and retention rates: retentionandhitratios business value Identifying experiencecustomer a seamless provideto withagents Partnering non and fromtraditionalthreats disruptive potential fromcustomers,and expectationsChanging o o o Customer - traditional competitors traditional Selective Additional capabilitiesFulldigital loss or policychangesof recall, notice productfor messaging proactiveCustomized we area company as ® service offeringsservice as such - - Drive and added services toincreasenew added centricity is core who to S ecurity Mentor®ecurity - CHANNELCUSTOMEREXPERIENCE DIGITAL OMNI SERVICES SUCH AS CAPABILITIES SELECTIVE 24/7 ENVIRONMENT 24/7 - ENABLED - VALUE CHANNEL CX IN FULL - ® ADDED ADDED DRIVE OF CUSTOMER “360 - DEGREE” VIEW DEGREE” MESSAGING PROACTIVE PROACTIVE PAGE 14

GEO - EXPANSIONOPPORTUNITIESGROWTH ENHANCES Target States Footprint States . . . linesin 2017 and 2018 entering AZ, CO, Establishednew Southwest regional hub by agencies localunderwriters who know the market and Leverage existingSelective leadersand hire Diversificationand spread of risk A well o o o approachto geo AZ and UT for LinesPersonal in 2018 Remainder to support multi Targeting ~30 fully operational states - thought thought out and disciplined NM, and UT for commercial - expansion PAGE 15 - state accounts PAGE 15

FINANCIAL OVERVIEW PAGE 16 PAGE 16

LOWER RISK PROFILE FINANCIALRISK STRENGTH LOWER STRONG AND STRENGTH RATINGSSTRENGTH FINANCIALSTRONG A Lower Risk Profile Medium Hazard Hazard Low to Low Writer A.M. Best A.M. A . . approach to: approach conservative by a underpinnedsheet balanceStrong for higher operating leverage operatinghigherfor allowsprofile sheet balance and businessConservative o o o o o S&P Reserving protectionreinsurancePurchasing portfolioinvestmentthe Managing basis points of ROE ofpoints basis pre offull pointEach = ratiocombined onfull point Each A Moody’s A2 - tax investment yield = ~273yield investment= tax PAGE 17 ~1 point~1 Fitch A+ of ROE ROE of PAGE 17

Investment portfolio breakdown isas of 12/31/18 CONSERVATIVEPORTFOLIO INVESTMENT Alternatives Alternatives 3% 3%Equities Short-Term 5% Fixed Income 89% Investment Investment Portfolio Breakdown (2% (2% High yield) $6.0B $6.0B of Investments A conservative investment management philosophy, with with a focus on highly . . compared with long equity and alternatives) at 7.2%of invested assets, Current riskasset allocation(high yield, public 94%of the investment portfolio: Fixed income and short o o o o alternative investments portfolio Ongoing work to further diversify our Includes2% allocationto high yieldsecurities Effective duration of 3.6 years “AA - ” averagecreditquality - rated fixed income securities - term target of 10% - term investmentscomprise PAGE 18

1.0% 2.0% 3.0% 4.0% ACTIVE PORTFOLIO MANAGEMENT DRIVES INVESTMENT RESULTSINVESTMENT DRIVES MANAGEMENT PORTFOLIO ACTIVE 2.3% 2014 Historical After strategic repositioningstrategic and lower Impact of higherof rates,Impact interest Federalrates income tax 2015 A fter - Tax Net Portfolio Yields - 1.8% tax 2016 book book yield on our fixed income portfolio of 3.0 2017 2018 3.0% . . yearsand Maintained fixed income Strong investment performance driven by: o o o o o o Allocationto floating rate securities Lower Federal incometax rate Strong alternative assetreturns Excellentoperating cashflow of (18%NPW in 2018) Activeportfolio management Higher interest rates AA - average credit rating % as of 12/31/18 and short PAGE 19 - term duration of 3.6 PAGE 19

. . CATASTROPHEIMPACTLOSS BELOWINDUSTRY BEENHAS AVERAGE has averaged: Catastrophe lossimpact over the past Catastrophe mitigationloss initiatives include: o o o o o that minimizes peakCAT aggregations Focus ongeographicdiversification and growth Strict guidelinesaround coastal properties 2.9 percentage points for Selective 5.1 percentage points for the industryP&C Prudent reinsurancepurchasing 16 years on combined(pts.) ratio Catastrophelossimpact Note: Catastrophe impact for P&C industry based on A.M. Best estimates, 2018 figures based on estimated CAT losses from CAT estimated on Veris losses A.M. based on impactBestfor industry based P&C figures Note: estimates,2018 Catastrophe 12 0 6 2003 Impact of Catastrophe Losseson Combined Ratio Relatively lowhistoricalvolatility from catastrophe 2005 losseson the combined ratio 2007 2009 P&C Industry SIGI SIGI 2011 Avg . 2013 P&C Industry Industry P&C 2015 Avg SIGI k’s . Property Claims Services Property Claims 2017 PAGE 20

* Single event hurricane losses are net of reinsurance,and of tax,after are hurricanelosses eventnet Single * reinstatement premiums 12/31/18. of as equityGAAP premiums reinstatement 1/1/19. of as 12% 18% 24% (Return Period(Return in Years) 0% 6% Net Single PRUDENT REINSURANCE PROGRAM REINSURANCE PRUDENT 2% 25 - Event Hurricane Loss* as a % of Equity 2% 50 100 2% 3% 150 200 3% 250 5% 500 22% program program and strong panel of reinsurance partners Balance sheet protection through conservative . . . in excessof $2M retention CasualtyXOL treaty lossescoversup to $88M in excessof $2M retention Property XOL treaty lossescoversup to $58M 2019 property catastrophe treaty structure: o o o $5M layer from our non Additional earningsvolatility protection the top layerof the program $242M in collateralizedlimit, primarily in retention Coverage of $735M in of excess$40M - footprint $35M inof excess PAGE 21 PAGE 21

. . ARECORD TRACK RESERVINGSTRONG E&S offset strengtheningby in Commercial Auto and Compensation and General Liabilitywas partially Favorable reservedevelopment in Workers Disciplinedreservingpractices: o o o Quarterly actuarial reservereviews Independent year Semi linesin 2018 - annual independent review - end opinion 0.0% 2.0% 4.0% Impact of ReserveDevelopment on our Combined Ratio Thirteen Thirteen consecutive years of net favorable 2006 2007 2008 reserve development 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 PAGE 22

*Underlying GAAP combined *Underlying GAAP combined excludes ratio catastrophe and losses prior year casualty reserve development Underlying Combined Ratio* 93.1% 2018 Reconciliationof 2019 GAAPCombined Ratio Guidance 2019 COMBINED RATIO2019 COMBINED PLAN Trend 2.4% Loss (includesPH Dividends) Expenses 0.2% Earned (2.7)% Rate Improvement Claims/ (1.0)% UW – UNDERLYINGIMPROVEMENT MARGIN Underlying Combined Guidance 92.0% Ratio* 2019 Targeting underlying margin improvement of 110 . . . . . CAT budget of 3.5 points Claims and underwriting improvement segmentation mixBusiness improvement through risk development Assumesno prior expectedclaim Targeting priceincreasesto keep up basis points in 2019 inflation - year casualtyreserve PAGE 23 with PAGE 23

STRONG CAPITALSTRONG EXPENSES ON FOCUS LIQUIDITYAND POSITION, . . . . Sustainable growth rate of approximately 9% approximatelyofrate growth Sustainable opportunitydeploymentmostattractivecapital thecurrentlyprovides business the Growing range)historicalof(lowerend Target~1.4x ofNPW/surplusratio debt with19.7%position capital Strong CAPITAL LIQUIDITYAND PLAN - to - capital ratio capital . . . for the futurethefor investmentsmakesignificant toWill continue timeover expenses corporatereduce should program long Restructured NPW growth fromleverage greaterandCost management EXPENSE MANAGEMENT EXPENSE helps - term stock compensationstock term reduce expense ratio expense reduce $ PAGE 24

$16 $24 $32 * Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non certain regardingdetail further for presentationthis of 2 pageon Statement” Harbor“Safe to Refer * HistoricalValueBook Stockholders’andShare per Growth Equity $8 A FOCUS $15.81 2008 2009 GAAP Stockholders' Equity 2010 ON ROE AND 2011 2012 2013 2014 2015 Book Value SharePer GROWTH IN BOOK VALUE BOOK IN GROWTH SHARE PER 2016 - 2017 GAAP financial measur financial GAAP $30.40 2018 $0 $500 $1,000 $1,500 $2,000 es. es. ($ in millions) Strong Strong track record of book value per share Generating non growth growth and shareholder value creation Higher total shareholderreturns time over Superior growth in book valueper share with our long - GAAP operating ROE* in line - term target PAGE 25

. . . STRONG ROE OUTPERFORMANCE RELATIVE OUTPERFORMANCE ROE STRONG TO PEERS Superior 12.5%non Solidunderwriting and investment contributions guidance 2019 non o o Five consecutive years of double non Investment contributionROE of 9.2% Underwriting contributionROE of 5.5% among among select group of peers - GAAP operating puts ROE us ) - GAAP of 12% operating ROE - GAAPoperating ROE in 2018 target ( - digit not 10% 15% are as of nine months are as of months nine for peer companies that have not yetreported year results full Peer index includes HIG,CNA,TRV,CINF, THG, UFCS, GAAP financial measures. * Refer to “Safe Harbor Statement” on 2 page this of presentation further for detail regarding certain non 0% 5% Historical Historical Non 10.3% 9.2% 2014 2015 - GAAP Operating ROEs* 2016 MCY , HMN, Peer Avg. Operating ROE Operating Avg. Peer ROE Operating SIGI and KMPR; 2018 operating and KMPR;operating 2018 ROEs 2017 2018 12.5% 8.6% - PAGE 26

-10% 10% 20% 30% Note: Total shareholder Note: Total shareholder return calculations December as of 31, 2018 0% TOTALBENCHMARKS OUTPERFORMED HAS RETURN SHAREHOLDER 5% 1 - Year 4% SIGI Total ShareholderReturn - 5% S&P 500 20% 5 Years 9% 11% S&P Prop/Cas 13% 10 Years 13% 13% Our Our stock performance has significantly outperformed . . peers and equity markets in recent years financialresults ability to generate strong and consistent Share price performance has reflected our periods S&P500 return relative to Significantoutperformance in total shareholder index over S&PinsuranceP&C the past 1 - and 5 - indexand year PAGE 27

* Refer “Safeto this Harbor2 of presentation for pagefurtherdetailStatement” regardingon certain non OUR VALUE PROPOSITION - GAAP financialmeasur GAAP es distribution distribution model to generatelong insurance solutions while leveraging aunique . . . . sheet managementsheet balance risk selectionand to approachConservative with ourlineROEs* in nonmargins,and underwritingSolid geo and footprintwithinopportunities growthExcellent outperformancefinancialsustained generatetostrengths ourcompetitive Leveraging o o o - expansion Selectivedelivers Strong technology sophisticatedby fieldenabledmodelUnique partnersdistribution “ivy league”withvaluefranchise Strong customer experiencecustomer financial high targets - tech - GAAP operatingGAAP , - high term value - touch touch PAGE 28

2019 FEBRUARY 2019 INSURANCE CONFERENCE 2019 INSURANCE OF BANK AMERICAMERRILLLYNCH FINANCIAL SERVICES FORUM 2019 CREDIT SUISSE GROUP, INC. SELECTIVE INSURANCE PAGE 29